Exhibit 10.1

CONFORMED COPY

AMENDMENT NUMBER ONE TO DIRECTOR APPOINTMENT AGREEMENT

AMENDMENT NUMBER ONE (this “Amendment”), dated as of May 7, 2013, to that certain Director Appointment Agreement, dated as of June 8, 2012 (the “Agreement”), by and among the persons and entities listed on Schedule A thereto (collectively, the “Icahn Group”, and individually a “member” of the Icahn Group) and WebMD Health Corp., a Delaware corporation (the “Company”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

WHEREAS, the Icahn Group and the Company entered into the Agreement pursuant to which, among other things, (i) the Company agreed to increase the size of the Board from eleven to twelve directors and to appoint the Icahn Suggested Nominee as a Class II director on the Board (with a term expiring at the 2013 annual meeting of stockholders), and (ii) the Icahn Group agreed to be bound by certain restrictions for the duration of the Standstill Period, in each case upon the terms and subject to the conditions set forth therein; and

WHEREAS, the parties hereto desire to amend the Agreement as set forth in this Amendment in accordance with Section 10 thereof.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

Section 1. Amendment to Section 1.

(a) Subsection (a) is hereby deleted in its entirety and replaced with the following:

“effective on or prior to 2013 annual meeting of stockholders, to appoint David Schechter, who is currently on the Board, or his Replacement (as hereinafter defined) (the “Icahn Suggested Nominee”) as a Class III director on the board of directors of the Company (the “Board”) with a term expiring at the 2014 annual meeting of stockholders;”.

(b) Subsection (c) is hereby amended by: (i) deleting the words “once on the Board” appearing in the first line therein and (ii) deleting the phrase “2013 annual meeting” in each place it appears therein and replacing it in each such place with “2014 annual meeting”.

Section 2. Amendment to Section 2.

(a) Subsection (a) is hereby amended by (i) deleting the phrase “2013 Annual Meeting” and replacing it with “2014 annual meeting of stockholders” as it appears in the fourth line therein, and (ii) deleting the phrase “2013 annual meeting” and replacing it with “2014 annual meeting” in the seventh and 10th line therein.

(b) Subsection (a)(v) is hereby amended by deleting the phrase” “2012 Annual Meeting” and replacing it with “2013 annual meeting of stockholders”.

(c) Subsection (d) is hereby amended by (i) deleting the phrase “2013 annual meeting” in the first place it appears therein and replacing it in such place with “2014 annual meeting”, and (ii) inserting “or 2014 annual meeting of stockholders” directly following the phrase “2013 annual meeting of stockholders” in the second place it appears therein.

(d) Section 2 is hereby amended to insert the following as a new subsection (e):

“So long as the Company is not in breach of any of its obligations set forth in this Agreement (which breach has not been cured within two (2) days’ written notice from the Icahn Group), during the Standstill Period, each member of the Icahn Group shall (1) cause, in the case of all Voting Securities owned of record, and (2) instruct the record owner, in the case of all shares of Voting Securities beneficially owned but not owned of record, directly or indirectly, by it, or by any Icahn Affiliate, as of the record date for the 2013 annual meeting of stockholders, in each case that are entitled to vote at the 2013 annual meeting of stockholders, to be present for quorum purposes and to be voted, at the 2013 annual meeting of stockholders or at any adjournments or postponements thereof, for any individuals nominated by the Board for election at the 2013 annual meeting of stockholders who are members of the Board on the date hereof.”

Section 3. Counterparts. This Amendment may be executed in two or more counterparts which together shall constitute a single agreement.

Section 4. Full Force and Effect. Except as amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment, or caused the same to be executed by its duly authorized representative as of the date first above written.

WEBMD HEALTH CORP.

By:	/s/ Lewis H. Leicher
Name: Lewis H. Leicher
Title: Senior Vice President

ICAHN PARTNERS MASTER FUND LP
ICAHN PARTNERS MASTER FUND II LP
ICAHN PARTNERS MASTER FUND III LP
ICAHN OFFSHORE LP
ICAHN PARTNERS LP
ICAHN ONSHORE LP
BECKTON CORP.
HOPPER INVESTMENTS LLC
	By:	Barberry Corp., its sole member

BARBERRY CORP.
HIGH RIVER LIMITED PARTNERSHIP
	By:	Hopper Investments LLC, general partner
	By:	Barberry Corp., its sole member

	By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	Authorized Signatory

ICAHN CAPITAL LP
	By:	IPH GP LLC, its general partner
	By:	Icahn Enterprises Holdings L.P., its sole member
	By:	Icahn Enterprises G.P. Inc., its general partner

IPH GP LLC
	By:	Icahn Enterprises Holdings L.P., its sole member
	By:	Icahn Enterprises G.P. Inc., its general partner

ICAHN ENTERPRISES HOLDINGS L.P.
	By:	Icahn Enterprises G.P. Inc., its general partner

ICAHN ENTERPRISES G.P. INC.

By:	/s/ Sung Hwan Cho
Name: Sung Hwan Cho
Title: Chief Financial Officer

/s/ Carl C. Icahn
Carl C. Icahn

/s/ Brett Icahn
Brett Icahn

/s/ David Schechter
David Schechter

SCHEDULE A

Barberry Corp.

Beckton Corp.

Icahn Capital LP

Icahn Enterprises Holdings L.P.

Icahn Enterprises G.P. Inc.

Icahn Offshore LP

Icahn Onshore LP

Icahn Partners LP

Icahn Partners Master Fund LP

Icahn Partners Master Fund II LP

Icahn Partners Master Fund III LP

IPH GP LLC

High River Limited Partnership

Hopper Investments LLC

Carl C. Icahn

Brett Icahn

David Schechter (and any Replacement thereof)